EXHIBIT 99.2
                        RAMTRON INTERNATIONAL CORPORATION
                               UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)

                                   For the Year Ended December 31, 2004
                             ------------------------------------------------

                                                        Reclasses
                                                           and
                              As Reported  Mushkin(a)  Adjustments  Pro Forma
                              -----------  ----------  -----------  ---------
Revenue:
  Product sales                 $55,565     $(18,335)         --     $37,230
  License and development fees      717           --          --         717
  Royalties                         765           --          --         765
  Customer-sponsored
    research and development        781           --          --         781
                               ----------------------------------------------
                                 57,828      (18,335)         --      39,493
                               ==============================================

Cost of product sales            33,101      (15,902)       (121)(c)  17,078
Provision for inventory
  write-off and warranty charge      --           --         121(c)      121
Research and development          5,639           --         570(c)    6,209
Customer-sponsored research
  and development                   797           --          --         797
General and administrative       13,019       (2,230)     (7,285)(c)   3,778
                                                             274(b)
Sales and marketing                  --           --       6,715(c)    6,715
                               ----------------------------------------------
                                 52,556      (18,132)        274      34,698
                               ==============================================

Operating income (loss)           5,272         (203)       (274)      4,795
Interest expense, related
  party                            (410)          --          --        (410)
Interest expense, other            (899)          --          --        (899)
Other income (expense), net          45           --          --          45
                               ----------------------------------------------
Income (loss) from continuing
  operations before income tax
  provision                       4,008         (203)       (274)      3,531
Income tax provision                (74)          --          --         (74)
                               ----------------------------------------------
Income (loss) from
  continuing operations           3,934         (203)       (274)      3,457
Loss from discontinued
  operations                       (332)          --          --        (332)
                               ----------------------------------------------
Net income (loss)               $  3,602     $  (203)      $ (274)   $ 3,125
                               ==============================================

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Net income (loss) per share:
Basic:
  Income from continuing
    operations                   $ 0.18                               $ 0.16
  Loss from discontinued
    operations                    (0.02)                               (0.02)
                                 -------                              -------
Total                            $ 0.16                               $ 0.14
                                 =======                              =======
Diluted:
  Income from continuing
    operations                   $ 0.17                               $ 0.15
  Loss from discontinued
    operations                    (0.02)                               (0.02)
                                 -------                              -------
Total                            $ 0.15                               $ 0.13
                                 =======                              =======

Weighted average shares
  outstanding:
Basic                            22,238                               22,238
                                ========                             ========
Diluted                          23,528                               23,528
                                ========                             ========
----------
(a) Represents the deletion of the financial results of Mushkin Inc., formerly the Company's DRAM segment, which are included in the historical financial results of Ramtron.

(b) Adds back the administrative allocation that was previously included in the financial results of Mushkin Inc. (included in footnote (a) above).

(c) Represents amounts that have been reclassified to conform to the current year presentation.

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                        RAMTRON INTERNATIONAL CORPORATION
                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)

                                 For the Three Months Ended March 31, 2005
                             ------------------------------------------------

                                                        Reclasses
                                                           and
                              As Reported  Mushkin(a)  Adjustments  Pro Forma
                              -----------  ----------  -----------  ---------
Revenue:
  Product sales                 $12,494     $ (5,001)     $   --     $ 7,493
  License and development fees      179           --          --         179
  Royalties                         231           --          --         231
  Customer-sponsored
    research and development        125           --          --         125
                               ----------------------------------------------
                                 13,029       (5,001)         --       8,028
                               ==============================================

Cost of product sales             8,219       (4,647)         --       3,572
Provision for inventory
  write-off and warranty charge     872           --          --         872
Research and development          1,711           (7)         --       1,704
Customer-sponsored research
  and development                   166           --          --         166
General and administrative          992         (100)         60(b)      952
Sales and marketing               1,517         (349)         --       1,168
                               ----------------------------------------------
                                 13,477       (5,103)         60       8,434
                               ==============================================

Operating income (loss)            (448)         102         (60)       (406)
Interest expense, related
  party                             (81)          --          --         (81)
Interest expense, other            (210)          --          --        (210)
Other income, net                    16           --          --          16
                               ----------------------------------------------

Net income (loss)               $  (723)    $    102      $  (60)    $  (681)
                               ==============================================

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Net income (loss) per share:
Basic:
  Loss from continuing
     operations                  $(0.03)                              $(0.03)
                                 -------                              -------
Total                            $(0.03)                              $(0.03)
                                 =======                              =======
Diluted:
  Loss from continuing
    operations                   $(0.03)                              $(0.03)
                                 -------                              -------
Total                            $(0.03)                              $(0.03)
                                 =======                              =======

Weighted average shares
  outstanding:
Basic                             22,415                              22,415
                                 ========                            ========
Diluted                           22,415                              22,415
                                 ========                            ========
----------
(a) Represents the deletion of the financial results of Mushkin Inc., formerly the Company's DRAM segment, which are included in the historical financial results of Ramtron.

(b) Adds back the administrative allocation that was previously included in the financial results of Mushkin Inc. (included in footnote (a) above).

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
                        RAMTRON INTERNATIONAL CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                             AS OF MARCH 31, 2005
                    (in thousands, except per share amounts)
                                  (unaudited)

                              As Reported  Mushkin(a)  Adjustments  Pro Forma
                              -----------  ----------  -----------  ---------
      ASSETS
Current assets:
  Cash and cash equivalents     $ 3,812     $   (535)     $  922(b)  $ 4,199
  Restricted cash                    48          (17)         --          31
  Accounts receivable, net        7,272       (1,668)        762(b)    7,824
  Inventories                     6,599         (792)         --       5,807
  Other current assets              428           (6)         --         422
                               ----------------------------------------------
Total current assets             18,159       (3,018)      1,684      16,825
                               ==============================================

Property, plant and
   equipment, net                 4,174          (25)         --       4,149
Goodwill, net                     4,020       (3,435)         --         585
Intangible assets, net            3,892          (11)         --       3,881
Other assets                        379           --          --         379
                               ----------------------------------------------
Total assets                    $30,624      $(6,489)     $1,684     $25,819
                               ==============================================

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable              $ 2,926      $  (283)     $  334(c)  $ 2,977
  Accrued liabilities             1,659         (356)         --       1,303
  Deferred revenue                1,224           --          --       1,224
  Current portion of long-
    term promissory notes           250           --          --         250
  Liabilities of discontinued
    operations                      239           --          --         239
                               ----------------------------------------------
Total current liabilities         6,298         (639)        334       5,993

Deferred revenue                  4,697           --          --       4,697
Long-term promissory notes,
   net of unamortization          5,067           --          --       5,067
                               ----------------------------------------------
Total liabilities                16,062         (639)        334      15,757
                               ==============================================

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Stockholders' equity:

  Total stockholder's equity     14,562       (5,850)      1,350(a)   10,272
                               ----------------------------------------------
  Total liabilities and
    stockholders' equity        $30,624      $(6,489)     $1,684     $25,819
                               ==============================================
------------
(a) Represents the deletion of the net assets of Mushkin Inc., formerly the Company's DRAM segment, which are included in the historical results of Ramtron.

(b)  Represents the proceeds received on the sale of Mushkin Inc.

(c) Represents the addition of the administrative allocation, which was previously included in the financial results of Mushkin Inc.

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